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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 16, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




            Delaware                      1-12387                76-0515284
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)          of Incorporation
                                                             Identification No.)



    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                    60045
      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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         Tenneco Inc. hereby amends and supplements Item 5.02 of its Current
Report on Form 8-K, as originally filed with the Securities and Exchange Commission on January 18, 2006, as follows:

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective May 9, 2006, Mitsunobu Takeuchi was appointed to Tenneco's Audit Committee.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TENNECO INC.


Date: May 11, 2006                        By: /s/ Timothy R. Donovan
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                                              Timothy R. Donovan
                                              Executive Vice President and
                                              General Counsel